Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2010, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 1st day of March, 2011.

/s/ James B. Crawford
Name: James B. Crawford

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2010, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 1st day of March, 2011.

/s/ Robert H. Foglesong
Name: Robert H. Foglesong

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2010, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 1st day of March, 2011.

/s/ Richard M. Gabrys
Name: Richard M. Gabrys

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2010, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 1st day of March, 2011.

/s/ Robert B. Holland, III
Name: Robert B. Holland, III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2010, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 1st day of March, 2011.

/s/ Bobby R. Inman
Name: Bobby R. Inman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2010, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 1st day of March, 2011.

/s/ Dan R. Moore
Name: Dan R. Moore

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2010, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 1st day of March, 2011.

/s/ Baxter F. Phillips, Jr.
Name: Baxter F. Phillips, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2010, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 1st day of March, 2011.

/s/ Stanley C. Suboleski
Name: Stanley C. Suboleski

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2010, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming as her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of this 1st day of March, 2011.

/s/ Linda J. Welty
Name: Linda J. Welty